FORWARD FUNDS

345 California Street, Suite 1600

San Francisco, CA 94104

June 13, 2019

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-1520

RE:	Forward Funds (“Registrant”)

File Nos.: 033-48940 and 811-06722

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the 497(e) supplement filed and dated May 29, 2019 to the Forward Funds Investor Class, Institutional Class and Class I2 Prospectus and the Forward Funds Class A and Class C Prospectus, each dated May 1, 2019 (Accession Number: 0001193125-19-159295) (the “Funds”). The purpose of this filing is to submit the Funds’ May 29, 2019 497(e) filing in XBRL.

If you have any questions regarding this filing, please contact me at the Registrant’s service provider, ALPS Fund Services, Inc., via telephone at (720) 917-0566 or via email at vilma.valdez@alpsinc.com.

Sincerely,

/s/ Vilma V. DeVooght
Vilma V. DeVooght, Esq.

Enclosures

cc:	Jonathan W. DePriest, Executive Vice President and General Counsel, Salient Partners, L.P.

Paul Bachtold, Chief Compliance Officer, Forward Funds and Salient MF Trust

Barbara H. Tolle, Treasurer, Forward Funds and Salient MF Trust

George J. Zornada, Esq., K&L Gates LLP

Richard F. Kerr, Esq., K&L Gates LLP